Griffin Capital Essential Asset REIT, Inc. Rebranded as Griffin Realty Trust (“GRT”) Griffin Realty Trust America’s Blue-Chip LandlordTM. El Segundo, Calif. (July 6, 2021) – Griffin Capital Essential Asset REIT, Inc. (the "Company"), a fully-integrated and internally-managed net lease REIT, today announced a corporate rebranding as GRT. In connection with the rebranding, the Company unveiled a new logo along with the launch of its new website, www.grtreit.com. The Company’s new name and visual identity reflect its expansion and distinction as one of the largest office and industrial net lease REITs in the United States. The contemporary new logo accentuates the Company’s sharp focus on the future and is designed with an oversized ‘R’ to emphasize its real estate centric approach to net lease investing. The interaction of the three letters represents GRT’s inclusive culture and the connectedness between the Company and its stakeholders. “We wanted to create a new brand that embraces our ongoing commitment to serve all stakeholders. Our real estate centric approach and entrepreneurial spirit drive our institutionally- trained team of industry veterans to achieve our vision – redefining net lease investing to generate superior risk-adjusted returns. We believe our new logo and redesigned website better showcase our team’s capabilities, highlight our national portfolio of business-essential office and industrial properties, and illustrate why GRT is America’s Blue-Chip LandlordTM,” stated Michael J. Escalante, GRT's Chief Executive Officer and President. GRT has grown through targeted single-asset and portfolio acquisitions, build-to-suits, forward commitments, and strategic mergers. An overview of GRT’s portfolio is provided in the accompanying Portfolio Snapshot. About Griffin Realty Trust Griffin Realty Trust – America's Blue-Chip LandlordTM – is an internally-managed, publicly- registered, non-traded REIT. The Company owns and operates a geographically-diversified portfolio of strategically-located, high-quality, corporate office and industrial properties that are primarily net leased to single tenants that the Company has determined to be creditworthy. Additional information is available at www.grtreit.com. EXHIBIT 99.1

GRIFFIN REALTY TRUST

Portfolio Snapshot

DATA AS OF MARCH 31, 2021
(UNLESS OTHERWISE NOTED)

Portfolio at a Glance

Total Enterprise Value	$5.9 billion
Properties/Buildings	121/144*
Portfolio Size (Square Feet)	29.2 million*
Office/Industrial[1]	85%/15%
Net Rents	$359.5 million
Portfolio Occupancy[2]	94.8%*
Weighted Average Remaining Lease Term (WALT)[1]	6.8 years
IG Tenants %[3]	63.5%
Weighted Average Credit Rating[4]	BBB
Average Annual Rent Escalations[5]	2.1%
Consecutive Monthly Distributions Paid to Investors	143
Tenants in the S&P 500	49*

*Data as of June 30, 2021

Top 10 Tenants (by Net Rent)*

Top Tenants	Rating[6]*	% of Net Rent[7]*	WALT*
Amazon.com, Inc.	AA	3.5%	10.3
General Electric Company	BBB+	3.2%	3.9
Keurig Dr. Pepper, Inc.	BBB	3.2%	8.4
John Wood Group PLC	BB[8]	2.8%	4.2
Southern Company Services, Inc.	A-	2.5%	22.7
McKesson Corporation	BBB+	2.5%	7.3
Cigna Corporation	A-	2.4%	2.0
LPL Holdings, Inc.	BB+	2.3%	15.3
Freeport Minerals Corporation	BBB[9]	2.2%	5.9
State Farm Mutual Automobile Insurance Company	AA	2.1%	2.5
Total/Weighted Average		**26.7%**	**8.2**

Tenant Profile

Tenant Profile	Stat
Number of Tenants	131
Average Square Footage Leased per Tenant	203,316
Average Annual Net Rent PSF – Office	$16.36
Average Annual Net Rent PSF – Industrial	$4.37

Investment Grade Rating


Total Investment Grade 63.5%
Tenant/Guarantor 45.0%
Tenant 35.0%
Guarantor 10.0%
Parent 18.5%

Rent Growth


Annually 87.8%
2.1% Avg. Annual Growth Rate
Other Frequencies 2.4%
2.2% Avg.
Portfolio Total Weighted Average 100% (2.1%)
No Escalations 1.8%
Every 5 Years 8.0%
1.4% Avg.

GRT-IU137150 (0721) ©2021 Griffin Realty Trust. All rights reserved. Not a deposit May lose value No bank guarantee Not insured by the FDIC, NCUA or any other government agency IMPORTANT RISK DISCLOSURES This fact sheet contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this fact sheet reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: statements about the benefits of the merger involving GRT and CCIT II and statements that address operating performance, events or developments that GRT expects or anticipates will occur in the future, including but not limited to statements regarding anticipated synergies and general and administrative expense savings in the merger, future financial and operating results, plans, objectives, expectations and intentions, expected sources of financing, anticipated asset dispositions, anticipated leadership and governance, creation of value for stockholders, benefits of the merger to customers, employees, stockholders and other constituents of the combined company, the integration of GRT and CCIT II, cost savings related to the merger and other non-historical statements; risks related to the disruption of management’s attention from ongoing business operations due to the merger; the availability of suitable investment or disposition opportunities; changes in interest rates; the availability and terms of financing; the impact of the COVID-19 pandemic on the operations and financial condition of GRT and the real estate industries in which it operates, including with respect to occupancy rates, rent deferrals and the financial condition of GRT’s tenants; general financial and economic conditions, which may be affected by government responses to the COVID-19 pandemic; market conditions; legislative and regulatory changes that could adversely affect the business of GRT; our future capital expenditures, distributions and acquisitions (including the amount and nature thereof), business strategies, the expansion and growth of our operations, our net sales, gross margin, operating expenses, operating income, net income, cash flow, financial condition, impairments, expenditures, capital structure, organizational structure, and other developments and trends of the real estate industry, and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Such statements are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, including without limitation changes in the political and economic climate, economic conditions and fiscal imbalances in the United States, and other major developments, including wars, natural disasters, military actions, and terrorist attacks, epidemics and pandemics, including the outbreak of COVID-19 and its impact on the operations and financial condition of us and the real estate industries in which we operate. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this fact sheet. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. 1520 E. Grand Avenue, El Segundo, CA 90245 310.606.3200 | grtreit.com ENDNOTES: 1. Based on net rents. 2. Excludes leases signed but not yet commenced. 3. Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 4. Weighted average credit rating of those tenants, guarantors or non-guarantor parents that are rated by a third party. 5. Weighted average annual rental increase is based on contractual rent increases in the remaining term of each lease as of March 31, 2021. 6. Represents S&P ratings of tenants, guarantors or non-guarantor parent entities, unless otherwise noted as of June 30, 2021. 7. Based on net rental payments for the 12-month period subsequent to June 30, 2021. 8. Represents what management believes is generally equivalent to what would have been issued by S&P as derived from an HY2 rating issued by Bloomberg. 9. Represents what management believes is generally equivalent to what would have been issued by S&P as derived from a Baa2 rating issued by Moody’s.